EQ ADVISORS TRUSTSM

1290 VT CONVERTIBLE SECURITIES PORTFOLIO – Class IB Shares

SUPPLEMENT DATED FEBRUARY 28, 2018 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017

This Supplement updates certain information contained in the Summary Prospectus of the 1290 VT Convertible Securities Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2017. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the addition of a portfolio manager to the 1290 VT Convertible Securities Portfolio (the “Portfolio”):

1290 VT Convertible Securities Portfolio – Class IB Shares

Effective March 1, 2018, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: Palisade Capital Management, L.L.C. (“Palisade”)” is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Mitchell Leung, CFA®	Senior Vice President and Associate Portfolio Manager, Convertible Securities of Palisade	March 2018